Quarterly Performance Summary
Truist Financial Corporation
First Quarter 2020

Financial Highlights
	Quarter Ended
	March 31		%
(Dollars in millions, except per share data, shares in thousands)	2020	2019	Change
Summary Income Statement
Interest income - taxable equivalent	$4,463	$2,197	103.1%
Interest expense	776	477	62.7
Net interest income - taxable equivalent	3,687	1,720	114.4
Less: Taxable-equivalent adjustment	37	24	54.2
Net interest income	3,650	1,696	115.2
Provision for credit losses	893	155	NM
Net interest income after provision for credit losses	2,757	1,541	78.9
Noninterest income	1,961	1,202	63.1
Noninterest expense	3,431	1,768	94.1
Income before income taxes	1,287	975	32.0
Provision for income taxes	224	177	26.6
Net income	1,063	798	33.2
Noncontrolling interests	3	6	(50.0)
Preferred stock dividends	74	43	72.1
Net income available to common shareholders	986	749	31.6
Per Common Share Data
Earnings per share-basic	$0.73	$0.98	(25.5)%
Earnings per share-diluted	0.73	0.97	(24.7)
Earnings per share-adjusted diluted (1)	0.87	1.05	(17.1)
Cash dividends declared	0.450	0.405	11.1
Common shareholders' equity	45.49	36.26	25.5
Tangible common shareholders' equity (1)	26.00	22.78	14.1
End of period shares outstanding	1,347,461	765,920	75.9
Weighted average shares outstanding-basic	1,344,372	764,135	75.9
Weighted average shares outstanding-diluted	1,357,545	774,071	75.4
Performance Ratios
Return on average assets	0.90%	1.43%
Return on average risk-weighted assets (current period is preliminary)	1.11	1.78
Return on average common shareholders' equity	6.58	11.08
Return on average tangible common shareholders' equity (1)	13.23	18.36
Net interest margin - taxable equivalent	3.58	3.51
Fee income ratio	34.9	41.5
Efficiency ratio-GAAP	61.1	61.0
Efficiency ratio-adjusted (1)	53.4	56.6
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.23%	0.26%
Loans and leases plus foreclosed property	0.36	0.39
Net charge-offs as a percentage of average loans and leases	0.36	0.40
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.63	1.05
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	5.04x	2.97x
Average Balances
Assets	$477,550	$225,573	111.7%
Securities (2)	75,701	46,734	62.0
Loans and leases	307,748	148,790	106.8
Deposits	334,649	160,045	109.1
Common shareholders' equity	60,224	27,432	119.5
Total shareholders' equity	65,412	30,541	114.2
Period-End Balances
Assets	$506,229	$227,683	122.3%
Securities (2)	78,398	46,410	68.9
Loans and leases	324,039	149,891	116.2
Deposits	350,179	159,766	119.2
Common shareholders' equity	61,295	27,770	120.7
Total shareholders' equity	66,061	30,883	113.9
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	9.3%	10.3%
Tier 1	10.5	12.0
Total	12.6	14.2
Leverage	9.0	10.1
Supplementary leverage	7.8	NA
Applicable ratios are annualized.
NM - not meaningful
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(2) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost. In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2020	2019	2019	2019	2019
Summary Income Statement
Interest income - taxable equivalent	$4,463	$2,837	$2,241	$2,230	$2,197
Interest expense	776	585	518	516	477
Net interest income - taxable equivalent	3,687	2,252	1,723	1,714	1,720
Less: Taxable-equivalent adjustment	37	25	23	24	24
Net interest income	3,650	2,227	1,700	1,690	1,696
Provision for credit losses	893	171	117	172	155
Net interest income after provision for credit losses	2,757	2,056	1,583	1,518	1,541
Noninterest income	1,961	1,398	1,303	1,352	1,202
Noninterest expense	3,431	2,575	1,840	1,751	1,768
Income before income taxes	1,287	879	1,046	1,119	975
Provision for income taxes	224	153	218	234	177
Net income	1,063	726	828	885	798
Noncontrolling interests	3	5	3	(1)	6
Preferred stock dividends	74	19	90	44	43
Net income available to common shareholders	986	702	735	842	749
Per Common Share Data
Earnings per share-basic	$0.73	$0.76	$0.96	$1.10	$0.98
Earnings per share-diluted	0.73	0.75	0.95	1.09	0.97
Earnings per share-adjusted diluted (1)	0.87	1.12	1.07	1.12	1.05
Cash dividends declared	0.450	0.450	0.450	0.405	0.405
Common shareholders' equity	45.49	45.66	38.07	37.40	36.26
Tangible common shareholders' equity (1)	26.00	25.93	24.66	23.93	22.78
End of period shares outstanding	1,347,461	1,342,166	766,303	766,010	765,920
Weighted average shares outstanding-basic	1,344,372	922,840	766,167	765,958	764,135
Weighted average shares outstanding-diluted	1,357,545	934,718	775,791	774,603	774,071
Performance Ratios
Return on average assets	0.90%	0.95%	1.41%	1.55%	1.43%
Return on average risk-weighted assets (current quarter is preliminary)	1.11	1.02	1.75	1.92	1.78
Return on average common shareholders' equity	6.58	7.33	10.04	11.98	11.08
Return on average tangible common shareholders' equity (1)	13.23	12.91	16.03	19.45	18.36
Net interest margin - taxable equivalent	3.58	3.41	3.37	3.42	3.51
Fee income ratio	34.9	38.6	43.4	44.4	41.5
Efficiency ratio-GAAP	61.1	71.0	61.3	57.6	61.0
Efficiency ratio-adjusted (1)	53.4	57.5	57.1	55.1	56.6
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.23%	0.14%	0.22%	0.23%	0.26%
Loans and leases plus foreclosed property	0.36	0.19	0.34	0.34	0.39
Net charge-offs as a percentage of average loans and leases	0.36	0.40	0.41	0.38	0.40
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.63	0.52	1.05	1.05	1.05
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	5.04x	3.41x	3.52x	3.46x	2.97x
Average Balances
Assets	$477,550	$302,059	$232,420	$229,249	$225,573
Securities (2)	75,701	60,699	48,900	46,115	46,734
Loans and leases	307,748	193,641	152,042	151,557	148,790
Deposits	334,649	210,716	161,992	159,891	160,045
Common shareholders' equity	60,224	38,031	29,040	28,188	27,432
Total shareholders' equity	65,412	41,740	32,744	31,301	30,541
Period-End Balances
Assets	$506,229	$473,078	$236,750	$230,872	$227,683
Securities (2)	78,398	74,727	54,765	45,289	46,410
Loans and leases	324,039	308,215	150,855	153,823	149,891
Deposits	350,179	334,727	162,280	159,521	159,766
Common shareholders' equity	61,295	61,282	29,177	28,650	27,770
Total shareholders' equity	66,061	66,558	32,303	31,764	30,883
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	9.3%	9.5%	10.6%	10.4%	10.3%
Tier 1	10.5	10.8	12.2	12.0	12.0
Total	12.6	12.6	14.8	14.2	14.2
Leverage (3)	9.0	14.7	10.3	10.2	10.1
Supplementary leverage (4)	7.8	7.9	NA	NA	NA
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(2) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost. In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.
(3) The leverage ratio is calculated using end of period Tier 1 capital and quarterly average tangible assets. The timing of the merger impacted the 4Q19 result.
(4) Truist became subject to the supplementary leverage ratio in 2020. The 4Q19 measure was an estimate based on a full quarter of average tangible assets.

Consolidated Statements of Income
	Quarter Ended
	March 31		Change
(Dollars in millions, except per share data, shares in thousands)	2020	2019	$	%
Interest Income
Interest and fees on loans and leases	$3,776	$1,839	$1,937	105.3%
Interest on securities	494	302	192	63.6
Interest on other earning assets	156	32	124	NM
Total interest income	4,426	2,173	2,253	103.7
Interest Expense
Interest on deposits	421	253	168	66.4
Interest on long-term debt	272	192	80	41.7
Interest on other borrowings	83	32	51	159.4
Total interest expense	776	477	299	62.7
Net Interest Income	3,650	1,696	1,954	115.2
Provision for credit losses	893	155	738	NM
Net Interest Income After Provision for Credit Losses	2,757	1,541	1,216	78.9
Noninterest Income
Insurance income	549	510	39	7.6
Service charges on deposits	305	171	134	78.4
Wealth management income	332	162	170	104.9
Card and payment related fees	187	128	59	46.1
Residential mortgage income	245	49	196	NM
Investment banking and trading income	118	27	91	NM
Operating lease income	77	35	42	120.0
Income from bank-owned life insurance	44	28	16	57.1
Lending related fees	67	25	42	168.0
Commercial real estate related income	44	14	30	NM
Securities gains (losses)	(2)	—	(2)	NM
Other income	(5)	53	(58)	(109.4)
Total noninterest income	1,961	1,202	759	63.1
Noninterest Expense
Personnel expense	1,972	1,087	885	81.4
Net occupancy expense	221	122	99	81.1
Professional fees and outside processing	247	86	161	187.2
Software expense	210	72	138	191.7
Equipment expense	116	65	51	78.5
Marketing and customer development	84	27	57	NM
Operating lease depreciation	71	29	42	144.8
Loan-related expense	62	25	37	148.0
Amortization of intangibles	165	32	133	NM
Regulatory costs	29	18	11	61.1
Merger-related and restructuring charges	107	80	27	33.8
Other expense	147	125	22	17.6
Total noninterest expense	3,431	1,768	1,663	94.1
Earnings
Income before income taxes	1,287	975	312	32.0
Provision for income taxes	224	177	47	26.6
Net income	1,063	798	265	33.2
Noncontrolling interests	3	6	(3)	(50.0)
Preferred stock dividends	74	43	31	72.1
Net income available to common shareholders	$986	$749	$237	31.6%
Earnings Per Common Share
Basic	$0.73	$0.98	$(0.25)	(25.5)%
Diluted	0.73	0.97	(0.24)	(24.7)
Weighted Average Shares Outstanding
Basic	1,344,372	764,135	580,237	75.9
Diluted	1,357,545	774,071	583,474	75.4
NM - not meaningful

Truist Financial Corporation 2

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2020	2019	2019	2019	2019
Interest Income
Interest and fees on loans and leases	$3,776	$2,371	$1,886	$1,886	$1,839
Interest on securities	494	402	315	300	302
Interest on other earning assets	156	39	17	20	32
Total interest income	4,426	2,812	2,218	2,206	2,173
Interest Expense
Interest on deposits	421	304	271	273	253
Interest on long-term debt	272	219	193	193	192
Interest on other borrowings	83	62	54	50	32
Total interest expense	776	585	518	516	477
Net Interest Income	3,650	2,227	1,700	1,690	1,696
Provision for credit losses	893	171	117	172	155
Net Interest Income After Provision for Credit Losses	2,757	2,056	1,583	1,518	1,541
Noninterest Income
Insurance income	549	509	487	566	510
Service charges on deposits	305	222	188	181	171
Wealth management income	332	206	175	172	162
Card and payment related fees	187	156	132	139	128
Residential mortgage income	245	65	80	91	49
Investment banking and trading income	118	109	60	48	27
Operating lease income	77	47	36	35	35
Income from bank-owned life insurance	44	38	29	34	28
Lending related fees	67	47	24	28	25
Commercial real estate related income	44	48	32	22	14
Securities gains (losses)	(2)	(116)	—	—	—
Other income	(5)	67	60	36	53
Total noninterest income	1,961	1,398	1,303	1,352	1,202
Noninterest Expense
Personnel expense	1,972	1,465	1,161	1,120	1,087
Net occupancy expense	221	147	122	116	122
Professional fees and outside processing	247	161	102	84	86
Software expense	210	118	77	71	72
Equipment expense	116	83	64	68	65
Marketing and customer development	84	45	36	29	27
Operating lease depreciation	71	43	35	29	29
Loan-related expense	62	42	26	30	25
Amortization of intangibles	165	71	29	32	32
Regulatory costs	29	24	20	19	18
Merger-related and restructuring charges	107	223	34	23	80
Other expense	147	153	134	130	125
Total noninterest expense	3,431	2,575	1,840	1,751	1,768
Earnings
Income before income taxes	1,287	879	1,046	1,119	975
Provision for income taxes	224	153	218	234	177
Net income	1,063	726	828	885	798
Noncontrolling interests	3	5	3	(1)	6
Preferred stock dividends	74	19	90	44	43
Net income available to common shareholders	$986	$702	$735	$842	$749
Earnings Per Common Share
Basic	$0.73	$0.76	$0.96	$1.10	$0.98
Diluted	0.73	0.75	0.95	1.09	0.97
Weighted Average Shares Outstanding
Basic	1,344,372	922,840	766,167	765,958	764,135
Diluted	1,357,545	934,718	775,791	774,603	774,071

4 Truist Financial Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2020	2019	2019	2019	2019
Consumer Banking and Wealth
Net interest income (expense)	$1,860	$1,114	$855	$835	$828
Net intersegment interest income (expense)	388	278	225	210	193
Segment net interest income	2,248	1,392	1,080	1,045	1,021
Allocated provision for credit losses	437	145	115	123	131
Noninterest income	1,072	646	574	580	507
Noninterest expense	1,993	1,319	930	899	882
Income (loss) before income taxes	890	574	609	603	515
Provision (benefit) for income taxes	209	139	147	146	125
Segment net income (loss)	$681	$435	$462	$457	$390

Corporate and Commercial Banking
Net interest income (expense)	$1,534	$934	$729	$751	$739
Net intersegment interest income (expense)	(194)	(95)	(85)	(109)	(105)
Segment net interest income	1,340	839	644	642	634
Allocated provision for credit losses	399	17	14	51	20
Noninterest income	460	419	277	251	244
Noninterest expense	886	575	342	325	315
Income (loss) before income taxes	515	666	565	517	543
Provision (benefit) for income taxes	92	144	119	107	113
Segment net income (loss)	$423	$522	$446	$410	$430

Insurance Holdings
Net interest income (expense)	$36	$38	$39	$35	$34
Net intersegment interest income (expense)	(11)	(11)	(11)	(10)	(11)
Segment net interest income	25	27	28	25	23
Allocated provision for credit losses	1	2	2	2	3
Noninterest income	557	536	491	570	515
Noninterest expense	440	481	435	444	417
Income (loss) before income taxes	141	80	82	149	118
Provision (benefit) for income taxes	36	21	21	38	30
Segment net income (loss)	$105	$59	$61	$111	$88

Other, Treasury & Corporate (1)
Net interest income (expense)	$220	$141	$77	$69	$95
Net intersegment interest income (expense)	(183)	(172)	(129)	(91)	(77)
Segment net interest income	37	(31)	(52)	(22)	18
Allocated provision for credit losses	56	7	(14)	(4)	1
Noninterest income	(128)	(203)	(39)	(49)	(64)
Noninterest expense	112	200	133	83	154
Income (loss) before income taxes	(259)	(441)	(210)	(150)	(201)
Provision (benefit) for income taxes	(113)	(151)	(69)	(57)	(91)
Segment net income (loss)	$(146)	$(290)	$(141)	$(93)	$(110)

Total Truist Financial Corporation
Net interest income (expense)	$3,650	$2,227	$1,700	$1,690	$1,696
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,650	2,227	1,700	1,690	1,696
Allocated provision for credit losses	893	171	117	172	155
Noninterest income	1,961	1,398	1,303	1,352	1,202
Noninterest expense	3,431	2,575	1,840	1,751	1,768
Income (loss) before income taxes	1,287	879	1,046	1,119	975
Provision (benefit) for income taxes	224	153	218	234	177
Net income	$1,063	$726	$828	$885	$798
Effective December 2019, segments were realigned in connection with the SunTrust merger. Results for prior periods have been revised to reflect the new structure.
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Truist Financial Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2020	2019	2019	2019	2019
Assets
Cash and due from banks	$5,312	$4,084	$2,027	$1,831	$1,873
Interest-bearing deposits with banks	31,036	14,981	877	722	847
Federal funds sold and securities purchased under resale agreements or similar arrangements	1,796	1,417	114	148	252
Trading assets	3,863	5,733	400	1,429	1,524
Securities available for sale at fair value	78,398	74,727	35,997	25,802	26,315
Securities held to maturity at amortized cost	—	—	18,768	19,487	20,095
Loans and leases:
Commercial:
Commercial and industrial	149,161	130,180	64,324	63,693	61,978
CRE	27,532	26,832	17,080	16,976	16,718
Commercial construction	6,630	6,205	3,804	3,746	4,111
Lease financing	5,984	6,122	2,356	2,203	2,098
Consumer:
Residential mortgage	53,096	52,071	28,297	32,607	31,572
Residential home equity and direct	27,629	27,044	11,646	11,675	11,646
Indirect auto	25,146	24,442	11,871	11,756	11,506
Indirect other	10,980	11,100	6,590	6,453	6,017
Student	7,771	6,743	—	—	—
Credit card	5,300	5,619	3,058	3,056	2,970
PCI	—	3,484	387	421	441
Total loans and leases held for investment	319,229	299,842	149,413	152,586	149,057
Loans held for sale	4,810	8,373	1,442	1,237	834
Total loans and leases	324,039	308,215	150,855	153,823	149,891
Allowance for loan and lease losses	(5,211)	(1,549)	(1,573)	(1,595)	(1,561)
Premises and equipment	3,999	3,712	2,022	2,029	2,078
Goodwill	23,927	24,154	9,832	9,830	9,818
Core deposit and other intangible assets	3,168	3,142	678	712	726
Mortgage servicing rights	2,150	2,630	929	982	1,049
Other assets	33,752	31,832	15,824	15,672	14,776
Total assets	$506,229	$473,078	$236,750	$230,872	$227,683
Liabilities
Deposits:
Noninterest-bearing deposits	$97,618	$92,405	$52,667	$52,458	$53,021
Interest checking	92,950	85,492	27,723	28,021	28,028
Money market and savings	124,072	120,934	64,454	63,972	63,739
Time deposits	35,539	35,896	16,526	15,070	14,978
Foreign office deposits - interest-bearing	—	—	910	—	—
Total deposits	350,179	334,727	162,280	159,521	159,766
Short-term borrowings	12,696	18,218	10,405	10,344	6,305
Long-term debt	65,662	41,339	25,520	22,640	24,729
Other liabilities	11,631	12,236	6,242	6,603	6,000
Total liabilities	440,168	406,520	204,447	199,108	196,800
Shareholders' Equity:
Preferred stock	4,599	5,102	3,057	3,053	3,053
Common stock	6,737	6,711	3,832	3,830	3,830
Additional paid-in capital	35,584	35,609	6,931	6,889	6,843
Retained earnings	18,076	19,806	19,440	19,050	18,518
Accumulated other comprehensive loss	898	(844)	(1,026)	(1,119)	(1,421)
Noncontrolling interests	167	174	69	61	60
Total shareholders' equity	66,061	66,558	32,303	31,764	30,883
Total liabilities and shareholders' equity	$506,229	$473,078	$236,750	$230,872	$227,683
In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.

6 Truist Financial Corporation

Average Balance Sheets
	Quarter Ended
	March 31		Change
(Dollars in millions)	2020	2019	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,274	$3,302	$(1,028)	(31.1)%
U.S. government-sponsored entities (GSE)	1,856	2,418	(562)	(23.2)
Mortgage-backed securities issued by GSE	70,816	40,044	30,772	76.8
States and political subdivisions	530	620	(90)	(14.5)
Non-agency mortgage-backed	185	315	(130)	(41.3)
Other	40	35	5	14.3
Total securities	75,701	46,734	28,967	62.0
Loans and leases:
Commercial:
Commercial and industrial	131,743	61,370	70,373	114.7
CRE	27,046	16,786	10,260	61.1
Commercial construction	6,409	4,119	2,290	55.6
Lease financing	6,070	2,021	4,049	NM
Consumer:
Residential mortgage	52,993	31,370	21,623	68.9
Residential home equity and direct	27,564	11,681	15,883	136.0
Indirect auto	24,975	11,308	13,667	120.9
Indirect other	10,950	6,029	4,921	81.6
Student	7,787	—	7,787	NM
Credit card	5,534	2,922	2,612	89.4
PCI	—	455	(455)	(100.0)
Total loans and leases held for investment	301,071	148,061	153,010	103.3
Loans held for sale	6,677	729	5,948	NM
Total loans and leases	307,748	148,790	158,958	106.8
Interest earning trading assets	6,334	602	5,732	NM
Other earning assets	23,750	1,595	22,155	NM
Total earning assets	413,533	197,721	215,812	109.1
Nonearning assets	64,017	27,852	36,165	129.8
Total assets	$477,550	$225,573	$251,977	111.7%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$93,135	$52,283	$40,852	78.1%
Interest checking	85,008	27,622	57,386	NM
Money market and savings	120,936	63,325	57,611	91.0
Time deposits	35,570	16,393	19,177	117.0
Foreign office deposits - interest-bearing	—	422	(422)	(100.0)
Total deposits	334,649	160,045	174,604	109.1
Short-term borrowings	18,900	5,624	13,276	NM
Long-term debt	46,547	23,247	23,300	100.2
Other liabilities	12,042	6,116	5,926	96.9
Total liabilities	412,138	195,032	217,106	111.3
Shareholders' equity	65,412	30,541	34,871	114.2
Total liabilities and shareholders' equity	$477,550	$225,573	$251,977	111.7%
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.
NM - not meaningful

Truist Financial Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2020	2019	2019	2019	2019
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,274	$2,384	$2,240	$2,662	$3,302
U.S. government-sponsored entities (GSE)	1,856	2,301	2,449	2,440	2,418
Mortgage-backed securities issued by GSE	70,816	55,119	43,415	40,112	40,044
States and political subdivisions	530	598	566	566	620
Non-agency mortgage-backed	185	263	198	302	315
Other	40	34	32	33	35
Total securities	75,701	60,699	48,900	46,115	46,734
Loans and leases:
Commercial:
Commercial and industrial	131,743	81,853	63,768	62,563	61,370
CRE	27,046	19,896	17,042	16,854	16,786
Commercial construction	6,409	4,506	3,725	3,894	4,119
Lease financing	6,070	3,357	2,260	2,122	2,021
Consumer:
Residential mortgage	52,993	34,824	28,410	32,066	31,370
Residential home equity and direct	27,564	15,810	11,650	11,687	11,681
Indirect auto	24,975	15,390	11,810	11,633	11,308
Indirect other	10,950	7,772	6,552	6,246	6,029
Student	7,787	1,825	—	—	—
Credit card	5,534	3,788	3,036	2,970	2,922
PCI	—	1,220	411	432	455
Total loans and leases held for investment	301,071	190,241	148,664	150,467	148,061
Loans held for sale	6,677	3,400	3,378	1,090	729
Total loans and leases	307,748	193,641	152,042	151,557	148,790
Interest earning trading assets	6,334	2,370	668	1,456	602
Other earning assets	23,750	6,405	1,798	1,711	1,595
Total earning assets	413,533	263,115	203,408	200,839	197,721
Nonearning assets	64,017	38,944	29,012	28,410	27,852
Total assets	$477,550	$302,059	$232,420	$229,249	$225,573
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$93,135	$64,485	$52,500	$52,680	$52,283
Interest checking	85,008	43,246	27,664	27,708	27,622
Money market and savings	120,936	79,903	64,920	63,394	63,325
Time deposits	35,570	23,058	16,643	15,730	16,393
Foreign office deposits - interest-bearing	—	24	265	379	422
Total deposits	334,649	210,716	161,992	159,891	160,045
Short-term borrowings	18,900	11,489	8,307	8,367	5,624
Long-term debt	46,547	29,888	22,608	23,233	23,247
Other liabilities	12,042	8,226	6,769	6,457	6,116
Total liabilities	412,138	260,319	199,676	197,948	195,032
Shareholders' equity	65,412	41,740	32,744	31,301	30,541
Total liabilities and shareholders' equity	$477,550	$302,059	$232,420	$229,249	$225,573
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	March 31, 2020			December 31, 2019
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,274	$11	1.93%	$2,384	$12	1.97%
U.S. government-sponsored entities (GSE)	1,856	10	2.33	2,301	12	2.28
Mortgage-backed securities issued by GSE	70,816	461	2.60	55,119	366	2.64
States and political subdivisions	530	5	3.56	598	4	3.38
Non-agency mortgage-backed	185	8	16.72	263	9	13.15
Other	40	—	3.01	34	—	3.53
Total securities	75,701	495	2.62	60,699	403	2.65
Loans and leases:
Commercial:
Commercial and industrial	131,743	1,419	4.33	81,853	862	4.18
CRE	27,046	287	4.25	19,896	223	4.43
Commercial construction	6,409	76	4.87	4,506	57	5.17
Lease financing	6,070	65	4.27	3,357	32	3.79
Consumer:
Residential mortgage	52,993	594	4.48	34,824	361	4.15
Residential home equity and direct	27,564	452	6.60	15,810	242	6.04
Indirect auto	24,975	428	6.89	15,390	312	8.04
Indirect other	10,950	201	7.37	7,772	133	6.77
Student	7,787	104	5.38	1,825	24	5.20
Credit card	5,534	133	9.68	3,788	85	9.06
PCI	—	—	—	1,220	33	10.63
Total loans and leases held for investment	301,071	3,759	5.02	190,241	2,364	4.94
Loans held for sale	6,677	53	3.14	3,400	31	3.52
Total loans and leases	307,748	3,812	4.98	193,641	2,395	4.91
Interest earning trading assets	6,334	64	4.04	2,370	11	1.84
Other earning assets	23,750	92	1.55	6,405	28	1.78
Total earning assets	413,533	4,463	4.33	263,115	2,837	4.29
Nonearning assets	64,017			38,944
Total assets	$477,550			$302,059
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$85,008	129	0.61	$43,246	65	0.60
Money market and savings	120,936	178	0.59	79,903	152	0.76
Time deposits	35,570	114	1.29	23,058	87	1.48
Foreign office deposits - interest-bearing	—	—	—	24	—	2.19
Total interest-bearing deposits (4)	241,514	421	0.70	146,231	304	0.82
Short-term borrowings	18,900	83	1.76	11,489	62	2.15
Long-term debt	46,547	272	2.34	29,888	219	2.92
Total interest-bearing liabilities	306,961	776	1.02	187,608	585	1.24
Noninterest-bearing deposits (4)	93,135			64,485
Other liabilities	12,042			8,226
Shareholders' equity	65,412			41,740
Total liabilities and shareholders' equity	$477,550			$302,059
Average interest-rate spread			3.31			3.05

Net interest income/ net interest margin		$3,687	3.58%		$2,252	3.41%
Taxable-equivalent adjustment		$37			$25
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.51% and 0.57% for the three months ended March 31, 2020 and December 31, 2019, respectively.

Truist Financial Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	September 30, 2019			June 30, 2019			March 31, 2019
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,240	$11	2.04%	$2,662	$14	2.04%	$3,302	$16	2.01%
U.S. government-sponsored entities (GSE)	2,449	14	2.25	2,440	13	2.25	2,418	14	2.24
Mortgage-backed securities issued by GSE	43,415	279	2.57	40,112	258	2.57	40,044	258	2.58
States and political subdivisions	566	5	3.44	566	6	4.37	620	6	3.73
Non-agency mortgage-backed	198	9	18.77	302	10	13.28	315	10	12.51
Other	32	—	3.67	33	1	3.85	35	—	3.96
Total securities	48,900	318	2.60	46,115	302	2.62	46,734	304	2.60
Loans and leases:
Commercial:
Commercial and industrial	63,768	671	4.18	62,563	679	4.35	61,370	656	4.33
CRE	17,042	209	4.83	16,854	210	4.97	16,786	207	4.99
Commercial construction	3,725	47	5.11	3,894	50	5.32	4,119	54	5.33
Lease financing	2,260	18	3.17	2,122	17	3.29	2,021	17	3.33
Consumer:
Residential mortgage	28,410	285	4.02	32,066	321	4.00	31,370	324	4.13
Residential home equity and direct	11,650	173	5.92	11,687	173	5.97	11,681	171	5.92
Indirect auto	11,810	262	8.84	11,633	254	8.71	11,308	240	8.62
Indirect other	6,552	110	6.61	6,246	102	6.63	6,029	98	6.57
Student	—	—	—	—	—	—	—	—	—
Credit card	3,036	71	9.18	2,970	67	8.94	2,922	65	9.03
PCI	411	25	24.23	432	24	21.63	455	20	17.99
Total loans and leases held for investment	148,664	1,871	5.00	150,467	1,897	5.05	148,061	1,852	5.06
Loans held for sale	3,378	35	4.16	1,090	11	4.17	729	8	4.38
Total loans and leases	152,042	1,906	4.98	151,557	1,908	5.05	148,790	1,860	5.06
Interest earning trading assets	668	3	2.02	1,456	8	2.25	602	4	2.27
Other earning assets	1,798	14	2.92	1,711	12	2.88	1,595	29	7.43
Total earning assets	203,408	2,241	4.38	200,839	2,230	4.45	197,721	2,197	4.49
Nonearning assets	29,012			28,410			27,852
Total assets	$232,420			$229,249			$225,573
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,664	47	0.67	$27,708	45	0.65	$27,622	40	0.59
Money market and savings	64,920	156	0.95	63,394	163	1.03	63,325	150	0.96
Time deposits	16,643	67	1.62	15,730	63	1.58	16,393	60	1.50
Foreign office deposits - interest-bearing	265	1	2.13	379	2	2.43	422	3	2.43
Total interest-bearing deposits (4)	109,492	271	0.99	107,211	273	1.02	107,762	253	0.95
Short-term borrowings	8,307	54	2.55	8,367	50	2.40	5,624	32	2.32
Long-term debt	22,608	193	3.42	23,233	193	3.33	23,247	192	3.30
Total interest-bearing liabilities	140,407	518	1.47	138,811	516	1.49	136,633	477	1.41
Noninterest-bearing deposits (4)	52,500			52,680			52,283
Other liabilities	6,769			6,457			6,116
Shareholders' equity	32,744			31,301			30,541
Total liabilities and shareholders' equity	$232,420			$229,249			$225,573
Average interest-rate spread			2.91			2.96			3.08

Net interest income/ net interest margin		$1,723	3.37%		$1,714	3.42%		$1,720	3.51%
Taxable-equivalent adjustment		$23			$24			$24
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.67%, 0.68% and 0.64% for the three months ended September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

10 Truist Financial Corporation

Credit Quality
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2020	2019	2019	2019	2019
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$443	$212	$172	$193	$196
CRE	18	10	27	31	73
Commercial construction	2	—	2	2	2
Lease financing	27	8	2	2	1
Consumer:
Residential mortgage	248	55	106	104	121
Residential home equity and direct	170	67	56	54	53
Indirect auto	125	100	81	74	79
Indirect other	1	2	1	1	1
Total nonaccrual loans and leases held for investment	1,034	454	447	461	526
Loans held for sale	41	107	—	—	—
Total nonaccrual loans and leases	1,075	561	447	461	526
Foreclosed real estate	63	82	33	36	33
Other foreclosed property	39	41	29	26	25
Total nonperforming assets	$1,177	$684	$509	$523	$584
Troubled Debt Restructurings (TDRs)
Performing TDRs:
Commercial:
Commercial and industrial	$65	$47	$69	$84	$63
CRE	7	6	6	7	8
Commercial construction	36	37	1	1	1
Lease financing	1	—	—	—	—
Consumer:
Residential mortgage	513	470	570	581	669
Residential home equity and direct	66	51	54	53	54
Indirect auto	350	333	324	311	302
Indirect other	5	5	4	4	4
Student	1	—	—	—	—
Credit card	35	31	29	29	29
Total performing TDRs	1,079	980	1,057	1,070	1,130
Nonperforming TDRs	121	82	115	135	178
Total TDRs	$1,200	$1,062	$1,172	$1,205	$1,308
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$5	$1	$—	$—	$—
CRE	1	—	—	—	—
Consumer:
Residential mortgage	$610	$543	$347	$350	$377
Residential home equity and direct	10	9	8	11	8
Indirect auto	11	11	9	7	5
Indirect other	2	2	—	—	—
Student	1,068	188	—	—	—
Credit card	41	22	15	13	13
PCI	—	1,218	24	26	28
Total loans 90 days past due and still accruing	$1,748	$1,994	$403	$407	$431
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$262	$94	$34	$32	$36
CRE	8	5	1	3	3
Commercial construction	16	1	—	—	—
Lease financing	8	2	1	5	3
Consumer:
Residential mortgage	679	498	432	480	478
Residential home equity and direct	156	122	56	60	69
Indirect auto	521	560	380	354	281
Indirect other	74	85	43	39	35
Student	593	650	—	—	—
Credit card	57	56	29	26	25
PCI	—	140	16	17	18
Total loans 30-89 days past due	$2,374	$2,213	$992	$1,016	$948

Truist Financial Corporation 11

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2020	2019	2019	2019	2019
Allowance for Credit Losses
Beginning balance	$1,889	$1,653	$1,689	$1,659	$1,651
CECL adoption - impact to retained earnings	2,762	—	—	—	—
CECL adoption - reserves on PCD assets	378	—	—	—	—
Provision for credit losses	893	171	117	172	155
Charge-offs:
Commercial:
Commercial and industrial	(39)	(23)	(28)	(22)	(17)
CRE	(1)	(5)	(2)	(18)	(8)
Commercial construction	(3)	—	—	—	—
Lease financing	(2)	(9)	(1)	—	(1)
Consumer:
Residential mortgage	(11)	(8)	(3)	(5)	(5)
Residential home equity and direct	(68)	(25)	(24)	(24)	(20)
Indirect auto	(142)	(107)	(92)	(79)	(92)
Indirect other	(18)	(19)	(14)	(12)	(17)
Student	(8)	—	—	—	—
Credit card	(53)	(37)	(25)	(23)	(24)
Total charge-offs	(345)	(233)	(189)	(183)	(184)
Recoveries:
Commercial:
Commercial and industrial	17	6	5	8	6
CRE	—	—	3	2	—
Commercial construction	1	1	—	1	1
Lease financing	—	—	1	—	—
Consumer:
Residential mortgage	2	1	—	—	1
Residential home equity and direct	15	10	6	8	6
Indirect auto	23	13	12	14	13
Indirect other	7	5	3	5	4
Credit card	8	5	6	3	6
Total recoveries	73	41	36	41	37
Net charge-offs	(272)	(192)	(153)	(142)	(147)
Merger related items and other	(39)	257	—	—	—
Ending balance	$5,611	$1,889	$1,653	$1,689	$1,659
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCD / PCI loans)	$4,880	$1,541	$1,565	$1,587	$1,552
Allowance for PCD / PCI loans	331	8	8	8	9
Reserve for unfunded lending commitments (RUFC)	400	340	80	94	98
Total	$5,611	$1,889	$1,653	$1,689	$1,659

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2020	2019	2019	2019	2019
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.74%	0.74%	0.66%	0.67%	0.64%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.55	0.66	0.27	0.27	0.29
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.32	0.15	0.30	0.30	0.35
Nonperforming loans and leases as a percentage of loans and leases (1)	0.33	0.18	0.30	0.30	0.35
Nonperforming assets as a percentage of:
Total assets (1)	0.23	0.14	0.22	0.23	0.26
Loans and leases plus foreclosed property	0.36	0.19	0.34	0.34	0.39
Net charge-offs as a percentage of average loans and leases	0.36	0.40	0.41	0.38	0.40
Allowance for loan and lease losses as a percentage of loans and leases	1.63	0.52	1.05	1.05	1.05
Ratio of allowance for loan and lease losses to:
Net charge-offs	4.76X	2.03X	2.59X	2.80X	2.62X
Nonperforming loans and leases	5.04X	3.41X	3.52X	3.46X	2.97X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.03%	0.04%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.

12 Truist Financial Corporation

	March 31, 2020
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$64	98.5%	$1	1.5%	$—	—%	$65
CRE	7	100.0	—	—	—	—	7
Commercial construction	36	100.0	—	—	—	—	36
Lease financing	1	100.0	—	—	—	—	1
Consumer:
Residential mortgage	272	53.0	87	17.0	154	30.0	513
Residential home equity and direct	64	97.0	2	3.0	—	—	66
Indirect auto	295	84.3	55	15.7	—	—	350
Indirect other	5	100.0	—	—	—	—	5
Student	1	100.0	—	—	—	—	1
Credit card	29	82.9	4	11.4	2	5.7	35
Total performing TDRs (1)	774	71.7	149	13.8	156	14.5	1,079
Nonperforming TDRs (2)	75	61.9	6	5.0	40	33.1	121
Total TDRs (1)(2)	$849	70.8%	$155	12.9%	$196	16.3%	$1,200
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			March 31	Dec. 31	Sept. 30	June 30	March 31
			2020	2019	2019	2019	2019
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.07%	0.09%	0.14%	0.09%	0.07%
CRE			0.01	0.09	—	0.41	0.18
Commercial construction			0.13	(0.09)	(0.11)	(0.19)	(0.08)
Lease financing			0.05	1.03	0.11	0.03	0.10
Consumer:
Residential mortgage			0.07	0.09	0.04	0.06	0.05
Residential home equity and direct			0.78	0.39	0.60	0.57	0.47
Indirect auto			1.92	2.41	2.70	2.23	2.88
Indirect other			0.41	0.72	0.60	0.49	0.79
Student			0.38	(0.01)	—	—	—
Credit card			3.30	3.32	2.59	2.50	2.58
Total loans and leases			0.36	0.40	0.41	0.38	0.40
Applicable ratios are annualized.

Credit Quality - Allowance Rollforward with Fair Value Marks
	As of/For the Quarter Ended
	March 31, 2020
(Dollars in millions)	Loans and Leases	RUFC	Total
Beginning balance	$1,549	$340	$1,889
CECL adoption	3,071	69	3,140
Provision (benefit) for credit losses	866	27	893
Net charge offs	(272)	—	(272)
Merger related items and other	(3)	(36)	(39)
Ending balance	5,211	400	5,611
Unamortized fair value mark (1)	3,539	—	3,539
Allowance plus unamortized fair value mark	$8,750	$400	$9,150

Loans and leases held for investment	$319,229
Unamortized fair value mark (1)	3,539
Gross loans and leases	$322,768

Allowance for loan and lease losses as a percentage of loans and leases - GAAP	1.63%
Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases - Adjusted (1) (2)	2.71
(1)Unamortized fair value mark includes credit, interest rate and liquidity components.
(2)Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases is a non-GAAP measurement of credit reserves that is calculated by adjusting the ALLL and loans and leases held for investment by the unamortized fair value mark. Truist's management uses this measure to assess credit reserves and believes investors may find this measure useful in their analysis of the Corporation.

Truist Financial Corporation 13

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
	As of/For the Quarter Ended
	March 31	Dec. 31
(Dollars in millions)	2020	2019
Loans and Leases (2)
Beginning balance unamortized fair value mark	$(4,564)	$(221)
Additions - Merger with SunTrust	—	(4,513)
Accretion	454	170
CECL adoption - reserves on PCD assets	378	—
Adjustments and other additions	193	—
Ending balance	$(3,539)	$(4,564)
Core deposit and other intangible assets
Beginning balance	$3,142	$678
Additions - Merger with SunTrust	—	2,535
Additions - other acquisitions	31	—
Amortization of intangibles	(165)	(71)
Amortization in net occupancy expense	(5)	$—
Adjustments	165	$—
Ending balance	$3,168	$3,142
Deposits (3)
Beginning balance unamortized fair value mark	$(76)	$—
Additions - Merger with SunTrust	—	(83)
Amortization	22	7
Ending balance	$(54)	$(76)
Long-Term Debt (3)
Beginning balance unamortized fair value mark	$(312)	$(10)
Additions - Merger with SunTrust	—	(309)
Amortization	27	7
Ending balance	$(285)	$(312)
(1)Includes the merger with SunTrust, as well as other acquisitions. This summary includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting loan marks on loans and leases represents the total mark, including credit, interest and liquidity, and are recognized using level-yield method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using level-yield method over the term of the liability.
14 Truist Financial Corporation

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2020	2019	2019	2019	2019
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$36,381	$35,643	$19,905	$19,435	$18,848
Tier 1	40,978	40,743	22,960	22,486	21,899
Total	49,334	47,511	27,666	26,693	26,078
Risk-weighted assets	391,387	376,056	187,503	187,523	183,060
Average quarterly tangible assets	454,361	276,591	223,298	220,514	217,247
Risk-based capital ratios:
Common equity tier 1	9.3%	9.5%	10.6%	10.4%	10.3%
Tier 1	10.5	10.8	12.2	12.0	12.0
Total	12.6	12.6	14.8	14.2	14.2
Leverage capital ratio (1)	9.0	14.7	10.3	10.2	10.1
Supplementary leverage (2)	7.8	7.9	NA	NA	NA
Equity as a percentage of total assets	13.0	14.1	13.6	13.8	13.6
Common equity per common share	$45.49	$45.66	$38.07	$37.40	$36.26
(1)The leverage ratio is calculated using end of period Tier 1 capital and quarterly average tangible assets. The timing of the merger impacted the 4Q19 result.
(2)Truist became subject to the supplementary leverage ratio in 2020. The 4Q19 measure was an estimate based on a full quarter of average tangible assets.

	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2020	2019	2019	2019	2019
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$66,061	$66,558	$32,303	$31,764	$30,883
Less:
Preferred stock	4,599	5,102	3,057	3,053	3,053
Noncontrolling interests	167	174	69	61	60
Intangible assets, net of deferred taxes	26,263	26,482	10,281	10,317	10,326
Tangible common equity	$35,032	$34,800	$18,896	$18,333	$17,444

Outstanding shares at end of period (in thousands)	1,347,461	1,342,166	766,303	766,010	765,920

Tangible Common Equity Per Common Share	$26.00	$25.93	$24.66	$23.93	$22.78
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.
Truist Financial Corporation 15

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data)	2020	2019	2019	2019	2019
Residential Mortgage Income
Residential mortgage production revenue	$206	$40	$50	$37	$20
Residential mortgage servicing revenue	169	78	64	62	61
Realization of expected residential MSR cash flows	(122)	(59)	(36)	(38)	(33)
Residential mortgage income before MSR valuation	253	59	78	61	48
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(503)	80	(79)	(47)	(51)
MSRs hedge gains (losses)	495	(74)	81	77	52
Net MSRs valuation	(8)	6	2	30	1
Total residential mortgage income	$245	$65	$80	$91	$49
Commercial Real Estate Related Income
Commercial mortgage production revenue	$36	$44	$26	$20	$11
Commercial mortgage servicing revenue	19	13	10	9	10
Realization of expected commercial MSR cash flows	(11)	(7)	(7)	(7)	(7)
Commercial real estate related income before MSR valuation	44	50	29	22	14
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(20)	2	—	(5)	(3)
MSRs hedge gains (losses)	20	(4)	3	5	3
Net MSRs valuation	—	(2)	3	—	—
Commercial real estate related income	$44	$48	$32	$22	$14
Other Mortgage Banking Information
Residential mortgage loan originations	$11,708	$7,523	$5,274	$4,735	$2,383
Residential mortgage servicing portfolio (1):
Loans serviced for others	219,979	219,347	87,147	85,060	86,119
Bank-owned loans serviced	56,325	60,211	29,122	32,852	31,861
Total servicing portfolio	276,304	279,558	116,269	117,912	117,980
Weighted-average coupon rate on mortgage loans serviced for others	4.02%	4.04%	4.09%	4.07%	4.06%
Weighted-average servicing fee on mortgage loans serviced for others	0.313	0.310	0.280	0.279	0.278

Additional Information
Fair value of derivatives, net	3,276	1,687	641	489	158
Common stock prices:
High	56.68	56.92	53.85	51.76	52.45
Low	24.01	50.02	44.98	46.53	42.79
End of period	30.84	56.32	53.37	49.13	46.53
Banking offices	2,957	2,958	1,789	1,787	1,871
ATMs	4,408	4,426	2,376	2,376	2,503
FTEs (2)	56,504	40,691	34,723	34,771	35,334
(1)Amounts reported are unpaid principal balance.
(2)FTEs represents an average for the quarter. The timing of the merger impacted the 4Q19 result.
16 Truist Financial Corporation

Selected Items (1)
	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
First Quarter 2020
Incremental operating expenses related to the merger ($44 million in personnel expense, $20 million in professional fees and outside processing, and $10 million in other expense)	$(74)	$(57)
COVID-19 impact ($62 million in personnel expense, $4 million in card and payment related fees, $3 million in net occupancy expense, and $2 million in service charges on deposits)	(71)	(54)

Fourth Quarter 2019
Incremental operating expenses related to the merger ($80 million in personnel expense, $12 million in professional fees and outside processing, and $9 million in other expense)	$(101)	$(79)
Impact of mortgage portfolio sale ($25 million in provision for credit losses, offset by $22 in residential mortgage income, and a $2 million corporate advance write off included in loan-related expense)	1	1

Third Quarter 2019
Incremental operating expenses related to the merger ($39 million in personnel expense, $12 million in professional fees and outside processing, and $1 million in other expense)	$(52)	$(40)
Redemption of preferred shares	(46)	(46)
Impact of mortgage portfolio sale ($16 million in provision for credit losses and $4 million in residential mortgage income)	20	15

Second Quarter 2019
Incremental operating expenses related to the merger ($4 million in personnel expense, and $5 million in professional fees and outside processing)	$(9)	$(7)

First Quarter 2019
Incremental operating expenses related to the merger ($1 million in personnel expense, and $1 million in other expense)	$(2)	$(1)
(1)Includes costs not classified as merger-related and restructuring charges that are excluded from adjusted disclosures.

Non-GAAP Reconciliations
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2020	2019	2019	2019	2019
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$3,431	$2,575	$1,840	$1,751	$1,768
Merger-related and restructuring charges, net	(107)	(223)	(34)	(23)	(80)
Incremental operating expense related to the merger	(74)	(101)	(52)	(9)	(2)
Amortization	(165)	(71)	(29)	(32)	(32)
Corporate advance write off	—	(2)	—	—	—
COVID-19 impact	(65)	—	—	—	—
Efficiency Ratio Numerator - Adjusted	$3,020	$2,178	$1,725	$1,687	$1,654

Efficiency Ratio Denominator - Revenue (2) - GAAP	$5,611	$3,625	$3,003	$3,042	$2,898
Taxable equivalent adjustment	37	25	23	24	24
Securities (gains) losses, net	2	116	—	—	—
Gain (loss) on loan portfolio sale	—	22	(4)	—	—
COVID-19 impact	6	—	—	—	—
Efficiency Ratio Denominator - Adjusted	$5,656	$3,788	$3,022	$3,066	$2,922

Efficiency Ratio - GAAP	61.1%	71.0%	61.3%	57.6%	61.0%
Efficiency Ratio - Adjusted	53.4	57.5	57.1	55.1	56.6
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.

Truist Financial Corporation 17

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2020	2019	2019	2019	2019
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$986	$702	$735	$842	$749
Plus: Amortization of intangibles, net of tax	126	57	22	24	25
Tangible net income available to common shareholders	$1,112	$759	$757	$866	$774

Average common shareholders' equity	$60,224	$38,031	$29,040	$28,188	$27,432
Less: Average intangible assets, net of deferred taxes	26,429	14,760	10,298	10,326	10,343
Average tangible common shareholders' equity	$33,795	$23,271	$18,742	$17,862	$17,089

Return on average common shareholders' equity	6.58%	7.33%	10.04%	11.98%	11.08%
Return on average tangible common shareholders' equity	13.23	12.91	16.03	19.45	18.36
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data)	2020	2019	2019	2019	2019
Diluted EPS (1)
Net income available to common shareholders - GAAP	$986	$702	$735	$842	$749
Merger-related and restructuring charges	82	176	26	19	64
Securities gains (losses)	2	90	—	—	—
Incremental operating expenses related to the merger	57	79	40	7	1
Corporate advance write off	—	1	—	—	—
Gain (loss) on loan portfolio sale	—	17	(3)	—	—
Redemption of preferred shares	—	—	46	—	—
Allowance release related to loan portfolio sale	—	(19)	(12)	—	—
COVID-19 impact	54	—	—	—	—
Net income available to common shareholders - adjusted	$1,181	$1,046	$832	$868	$814

Weighted average shares outstanding - diluted	1,357,545	934,718	775,791	774,603	774,071

Diluted EPS - GAAP	$0.73	$0.75	$0.95	$1.09	$0.97
Diluted EPS - adjusted	0.87	1.12	1.07	1.12	1.05
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
18 Truist Financial Corporation